THE LORD ABBETT FAMILY OF FUNDS*

Supplement dated March 31, 2017

to the Prospectuses and Statements of Additional Information

You should read this supplement in conjunction with your Fund’s prospectus and statement of additional information (“SAI”), which discuss the Fund’s policies with respect to sales load reductions and waivers.

The prospectus and SAI of each Fund are hereby updated to incorporate the following changes, as applicable,† which supplement and supersede any information to the contrary in each Fund’s prospectus:

•	The contingent deferred sales charge (“CDSC”) waiver due to death of the shareholder now applies to Class A shares, in addition to Class B and C shares.

•	The CDSC waiver applicable to redemptions under Systematic Withdrawal Plans (up to 12% per year) now applies to Class A shares, in addition to Class B and C shares.

•	The reinvestment privilege is now extended from 60 days to 90 days, and applies to Class C shares, in addition to Class A and B shares.

•	Domestic partners now are included among the categories of persons whose Fund account(s) will be linked with a shareholder’s Fund account(s) for purposes of determining rights of accumulation. Accordingly, with respect to rights of accumulation, the definition of “Purchaser” is hereby amended to include domestic partners.

Please retain this document for your future reference.

*	This supplement does not apply to any Funds within Lord Abbett Series Fund.

†	All share classes and account features are not available in all Lord Abbett Funds. Please review your Fund’s prospectus and SAI to determine whether a specific change discussed above applies.